SHAREHOLDERS' AGREEMENT

dated as of 24th January 2008

among

B&D FOOD CORP.

and

NICOLA DEVELOPMENT

and

JOÃO GILBERTO CODOGNOTTO

and

FLAXMAN TRADING S.A.
(BVI)

SHAREHOLDERS' AGREEMENT

THIS SHAREHOLDERS' AGREEMENT is entered into as of this 24th day of January 2008, by and among B&D Food Corp. (“B&D”), a company incorporated in the United States of America, Nicola Development, a Panamá Company represented by its attorney in fact Mr. João Gilberto Codognotto (“JGC”), a Brazilian citizen, and Flaxman Trading S.A., a company incorporated in the British Virgin Islands (the "Company").

WHEREAS JGC is the holder of Common Shares issued by the Company and João Gilberto Codognotto is the holder of a Golden Share issued by the Company;

WHEREAS B&D is the holder of Preferred Registered Shares issued by the Company;

WHEREAS the following companies incorporated in Brazil, Socan Produtos Alimentícios Ltda., Geskan Indústria e Comércio Ltda. and Leite Canaan Indústria e Comércio Ltda. (the “Invested Companies”), are affiliates of the Company;

1. DEFINITIONS AND INTERPRETATION

1.1. The section headings used herein are inserted for reference purposes only and not in any way affect the meaning or interpretation of this Agreement.

1.2. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires.

1.3. Unless the context otherwise requires, the terms defined in this Section 1.3 shall have the meanings herein specified for all purposes of this Agreement:

“Affiliate” mean any Person which directly or indirectly Controls, is Controled by, or is under common Control with, the indicated Person;

“Agreement” means this Shareholders' Agreement and the schedules hereto;

“Preferred Registered Shares” means Preferred registered Shares in the capital of the Company, held by B&D;

“Common Shares” means Common Shares in the capital of the Company held by JGC or a company indicated by him;

“Golden Share” means the Golden Share in the capital of the Company held by João Gilberto Codognotto;

“Person” means any natural person, corporation, limited liability company, trust, association, company, partnership, joint venture or other entity and any governmental agency, instrumentality or political subdivision;

“Shares” means shares in the capital of the Company of whatever class, including Common Shares, Preferred Registered Shares and the Golden Share currently issued or hereafter acquired;

“Shareholders” means B&D and JGC and their respective Permitted Transferees from time to time in accordance herewith;

“Transfer” means in relation to any Share or any legal or beneficial interest in a Share, includes, whether voluntarily or involuntarily, (i) the sale, transfer, lease, assignment, grant, renunciation, alienation, or disposal of such Share or of any right or interest which a Person may have in the Company as a result of such right or interest in that Share; (ii) entering into any agreement in respect of the votes attached to such Share; (iii) creating or granting any Encumbrance over or in respect of such Share except if the Person in whose favour the Encumbrance has been given or created will have agreed in writing to be bound by the provisions of this Agreement; and (iv) any agreement (whether or not subject to conditions) to do or create or grant any of the foregoing.

2. TRANSFER OF SHARES

2.1. Each Shareholder undertakes that it will not Transfer any of its Shares during the term of this Agreement otherwise than in accordance with the provisions of this Agreement.

2.2. Any attempted Transfer other than in accordance with this Agreement shall be void ab initio, and the Company shall not give effect to any Transfer made in contravention of the provisions of this section or any other express provision of this Agreement and shall not reflect on its records any changes in record ownership of the Shares pursuant to any such attempted Transfer.

3. RIGHTS OF SHARES

Common Shares

3.1.
Other than other rights referred to in the Articles of Association of the Company and the rights of Preferred Registered Shares and the Golden Share, Common Shares shall have rights to vote in the general meetings of shareholders of the Company and to receive dividends.

Preferred Registered Shares

3.2.	The Preferred Registered Shares issued by the Company gives to its holders the following rights:

(l)
to indicate and elect two (2) Directors of the Company, out of the total of 3 (three) Directors, being agreed that one of these directors shall be Jonas Leite de Barros. Mr. Jonas cannot be destituted by the preferred registered shares owner in any event. And in case Mr. Jonas is deemed incapable to practice any acts or in case of death, a substitute director shall be automatically appointed, and such director shall be Mr Carlos Alberto Rodrigues. , or whoever she indicates. Mr. Carlos agrees with her indication and accepts the function. No corporate act shall be necessary to empower him, since this document shall be considered as final and binding;

(m)
to veto for the period of 3 (three) years counted as of the present date, any direct or indirect transaction with the assets of the Company, as follows: (i) the sale of quotas or rights to acquire quotas or participation in the invested companies Socan Produtos Alimentícios Ltda., Geskan Indústria e Comércio Ltda. and Leite Canaan Indústria e Comércio Ltda. (the “Invested Companies”); (ii) the creation of a security interest in, or pledging or otherwise encumbering any part or all of the Invested Companies quotas; and (iii) the renting or leasing of any property of the Company except if necessary for the normal conduction of the business of the Company;

(n)	to veto for the period of 3 (three) years counted as of the present date, the reorganization, consolidation, merger, liquidation, readjustment of, or other change in the Invested Companies;

(o)
to veto for the period of 3 (three) years counted as of the present date, any direct or indirect transaction with the assets of the Invested Companies, as follows: (i) the sale of quotas or rights to acquire quotas or participation in the Invested Companies; (ii) the creation of a security interest in, or pledging or otherwise encumbering any part or all of the Invested Companies assets except if necessary for the normal conduction of the businesses of the Invested Companies; and (iii) the renting or leasing of any property of the Invested Companies except if necessary for the normal conduction of the businesses of the Invested Companies;

(p)
convert the Preferred Registered Shares into 198 Common Shares after the payment to the holders, or to anyone indicated by the holders, of the Common Shares of the Company of the amount of US$ 37,500,000.00 payable, alternatively, in following forms, within six (six) months from this date (the “Payment Date”): (a) with the delivery of 50.000.000 shares issued by B&D Food Corp., if and when such shares reaches the minimum market price of US$ 0.75 each and the liquidity of those shares reaches de percentage of 2.5% of total outstanding/issued shares as a daily average for the six month, prior to the Payment Date; or (b) in cash, for the amount of US$ 37,500,000.00, prior to the Payment Date; or (c) a combination of shares issued by B&D Food Corp. and cash, as provided for in items “(a)” and “(b)” above until the Payment Date; Nothwistanding JGC may opt to receive the 50.000.000 shares issued by B&D Food Corp irrespectively of the share price at anytime within the 36 months, by receiving those shares JGC shall cause the company to convert the preferred register shares into common shares as stated bellow (f).As of this date B&D Food Corp has 147.900.000 shares outstanding.

(q)
The holders of Common Shares are irrevocably obliged to, upon receiving the cash and/or the shares of B&D Food Corp., as referred to in item “(e)” above, approve and cause the conversion of Preferred Registered Shares into Common Shares;

(r)
The Preferred Registered Shares shall be cancelled, without the right of their Preferred Registered Shareholders to any money, right or indemnification, if not converted into Common Shares after the payment of the price (cash or B&D Food Corp. shares) referred to in item “(e)” above;

(s)	To veto any amendment to the Articles of Association either by shareholders or directors of the Company during the period counted as of the present date until the Payment Date;

(t)
Any shareholders or director of the Company or the Invested Companies intending to perform or carry on any of the transactions described above, shall give 10-day prior notice to the Preferred registered Shares holders so that they can use their veto powers to impede or halt any of the above mentioned transactions;

(u)	Preferred Registered Shares shall not have rights to received any dividends from the Company;

(v)	Other than the powers referred to above, no other right is conferred to the Preferred Shares.

Golden Share

3.3.	The Golden Share issued by the Company gives its holders the following rights:

(a)	to indicate and elect one (1) Director of the Company or any substitute, out of the total of 3 (three) Directors;

(b)	to veto the election of any Director of the Company or the Invested Companies;

(c)
to veto any direct or indirect transaction with the assets of the Company, including but not limited to (i) the sale of quotas or rights to acquire quotas or participation in invested companies, including but not limited to Socan Produtos Alimentícios Ltda., Geskan Indústria e Comércio Ltda. and Leite Canaan Indústria e Comércio Ltda. (the “Invested Companies”); (ii) the creation of a security interest in, or pledging or otherwise encumbering any part or all of the Invested Companies quotas; and (iii) the renting or leasing of any property of the Company;

(d)
to veto the reorganization, consolidation, merger, liquidation, readjustment of, or other change in any corporation, company, or association in which the Company has, indirect or indirectly, an interest or shareholding, including the Invested Companies;

(e)
to veto any direct or indirect transaction with the assets of the Invested Companies, including but not limited to (i) the sale of quotas or rights to acquire quotas or participation in invested companies, including but not limited to the Invested Companies; (ii) the creation of a security interest in, or pledging or otherwise encumbering any part or all of the Invested Companies assets; (iii) the renting or leasing of any property of the Invested Companies; and (iv) the exchanging of any assets of the company;

(f)
To veto any amendment to the Articles of Association either by shareholders or directors of the Company in the Company and/or in the Invested Companies. The only authorized person to be able to represent the Company in Brazil shall be the attorney in fact appointed by João Gilberto Codognotto;

(g)
Any shareholders or director of the Company or the Invested Companies intending to perform or carry on any of the transactions described above, shall give 10-day prior notice to the Golden Share holder so that he can use his veto powers to impede or halt any of the above mentioned transactions;

(h)
The Golden Share shall be cancelled, without the right of its holder to any money, right or indemnification, when the Preferred registered Shares are converted into Common Shares after the payment of the price (cash or B&D Food Corp. shares) referred to in item “(e)” of the Clause 3.2 above;

3.4.	Each Shareholder undertakes to exercise all voting rights and to cause that all directors indicated by them exercise its powers in accordance with this Agreement.

3.5. Nomination of the representative of the company in Brazil as Mr. João Gilberto Codognotto or any appointee of his irrevocable for the period of 3 years. In case of necessary absence of Mr. Gilberto or in case he is deemed incapable to practice any acts, a substitute director shall be automatically appointed, and such director shall be Mrs. Jane Mary Rodrigues Codognotto or whoever she indicates. Mrs. Jane agrees with her indication and accepts the function. No corporate act shall be necessary to empower her, since this document shall be considered as final and binding.

3.6. It is hereby agreed that the registered trademarks (or on the process of registration) brand names, Diana, Jubileu, Marumbi, Guaiba for sugar and Coffee, Perola for sugar, and Medalia de Ouro for coffee, which are currently assets of Socan are not part of this agreement being the sole ownership of JGC or João Gilberto Codognotto.

4. GOVERNING LAW AND DISPUTE RESOLUTION

4.1. This Agreement shall be governed by and construed in all respects in accordance with the laws of the British Virgin Islands. Any disputes among the Parties shall be resolved by the Courts of New York.

5. DURATION AND TERMINATION

This Agreement shall continue in full force and effect for thirty six (36) months from this date.

6. WAIVERS

6.1. No delay in exercising or failure to exercise any right or remedy under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right or remedy preclude either the further exercise thereof or the exercise of any other right or remedy provided in this Agreement.

6.2. In the event that any party shall expressly waive any breach, default or omission hereunder, without the prior written consent of the other parties hereto, no such waiver shall apply to, or operate as, a waiver of similar breaches, defaults or omissions or be deemed to be a waiver of any other breach, default or omission hereunder.

7. ASSIGNMENT

No party hereto shall be entitled to transfer this Agreement or any of its rights and obligations hereunder without the prior written consent of the other parties.

8. ENTIRE AGREEMENT

8.1. This Agreement constitutes the entire agreement between the parties hereto concerning the subject matter hereof and supersedes all prior agreements between the parties concerning the subject matter hereof. Except as provided herein, no amendment, change or additions hereto shall be effective or binding on any party unless reduced to writing and executed by all of the parties hereto.

8.2. Each of the parties acknowledges that in entering into this Agreement it is not relying on any representation or other statement which is not set out in this Agreement.

8.3. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and permitted assigns.

9. NOTICES

9.1. All notices and communications under this Agreement shall be given in writing and shall be delivered to the relevant party or sent by registered airmail or facsimile to the address of that party or that party's facsimile number specified in Section 9.2. Unless otherwise specified herein, each notice or other communication shall be deemed effective or having been given (i) on the date received, if personally delivered, (ii) eight (8) business days after being sent, if sent by registered airmail, or (iii) one (1) business day after being sent, if sent by telecopier with confirmation of transmission.

9.2. Notices and communications shall be addressed as follows:

For B&D Food :
575 madison av suite 1006
New York,NY,1006
Att: Daniel Ollech

For JGC
Rua senador Mozart Lago 251-D
Faz. Botafogo, Acari-Rio De Janeiro-RJ -21530-210

or such other address of a party, Person and/or fax number as that party shall have notified in writing to all other parties in accordance with Section 9.1.

9.3. All notices and communications shall be given and made in the English language.

10. COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorised representative as of the date first set forth above.

B&D Food Corp.

By: /s/ Daniel Ollech
Title: Chairman

João Gilberto Codognotto

By: /s/ João Gilberto Codognotto
Title: ____________________

Flaxman Trading S.A.

By: /s/ João Gilberto Codognotto
Title: ____________________